Multi-Strategy Hedge Advantage

December 1, 2005

Supplement to the Prospectus dated July 8, 2005

        On November 18, 2005, the Board of Trustees of Multi-Strategy Hedge Advantage (the “Fund”) approved a Master Assignment and Assumption Agreement, dated November 30, 2005, pursuant to which investment advisory responsibilities for the Fund were transferred from Merrill Lynch Investment Managers LLC to Merrill Lynch Alternative Investments LLC, a limited liability company formed under the laws of the State of Delaware.

        Merrill Lynch Alternative Investments LLC is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a commodity trading advisor and a commodity pool operator with the Commodity Futures Trading Commission, and is a member of the National Futures Association. The advisory personnel who directly performed services for the Fund prior to this transfer continue to perform these services in their new capacities as officers or employees of Merrill Lynch Alternative Investments LLC.

        Capitalized terms have the meanings assigned to them in the Prospectus dated July 8, 2005. For the specific changes to the Prospectus, see below and the reverse of this Supplement.

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Page 5. Substitute “Merrill Lynch Alternative Investments LLC” for “Merrill Lynch Investment Managers LLC” in the second paragraph of the section entitled “The Fund.”

Page 9. Substitute the following for the section entitled “The Adviser”:

Merrill Lynch Alternative Investments LLC, a limited liability company formed under the laws of the State of Delaware, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading advisor and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”), and is a member of the National Futures Association (“NFA”).

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and, thus, is not subject to registration or regulation as a commodity pool operator under the CEA.

Subject to the oversight of the Board of Trustees, the day-to-day portfolio management, short-term cash management and operations of the Fund are the primary responsibility of Fabio P. Savoldelli and Hideaki Yamagishi.

The Adviser is an indirect subsidiary of Merrill Lynch & Co., Inc. The Adviser and its affiliates create and manage a variety of mainstream and alternative investment products, including mutual funds, hedge funds, funds of funds, private equity funds, managed futures funds and exchange funds. The Adviser has offices in New York, New York. The Adviser has extensive experience in alternative investments, specifically funds of hedge funds and managed futures funds. As of October 31, 2005, the Adviser and its affiliates had approximately $513 billion in assets under management worldwide. The Adviser had approximately $1.7 billion in fund of hedge funds products under management as of October 31, 2005. As of the date of this Prospectus, the Fund is one of two funds of hedge funds managed by the Adviser that are registered under the 1940 Act. An affiliate of the Adviser has invested $100,000 in the Fund, but is not required to maintain such investment and may elect to withdraw all or any portion of such investment at any time the Fund offers to repurchase Shares from Shareholders.

(over)

Page 37. Substitute the following for the section entitled “The Adviser”:

Merrill Lynch Alternative Investments LLC (previously defined as the “Adviser”) and its affiliates create and manage a variety of mainstream and alternative investments, including mutual funds, hedge funds, funds of funds, private equity, managed futures and exchange funds. The Adviser creates, manages and distributes fund of hedge fund and managed futures products to tax-exempt, institutional and individual high net worth clients worldwide.

As of October 31, 2005, the Adviser and its affiliates had approximately $513 billion in assets under management worldwide. The Adviser had approximately $1.7 billion in fund of hedge funds products under management as of October 31, 2005. As of the date of this Prospectus, the Fund is one of two funds of hedge funds managed by the Adviser that is registered under the 1940 Act.

The Adviser has been registered with the United States Commodity Futures Trading Commission as a commodity pool operator and commodity trading advisor since 1986 and 1990, respectively, and is a member of the National Futures Association in such capacities. The Adviser is also registered as an investment adviser with the SEC.

Fabio P. Savoldelli and Hideaki Yamagishi are responsible for the day-to-day management of the Fund’s portfolio. The principal business address of the Adviser is 222 Broadway, 27th Floor, New York, New York 10038.

Page 46. Substitute the following for the third paragraph in the section entitled “Conflicts of Interest - The Adviser”:

The persons managing the activities of the Fund may be employed by both the Adviser and its immediate parent company, Merrill Lynch Investment Managers, L.P. (previously defined as “MLIM LP”), and may also engage in other activities on behalf of the Adviser and MLIM LP, including managing other funds and accounts, and may not devote all of their time to the management of the Fund. The Adviser is not required to devote any specified portion of its time to the Fund’s affairs.

Page 47. substitute “Merrill Lynch Alternative Investments LLC” for “Merrill Lynch Investment Managers LLC” in the seventh paragraph entitled “Conflicts of Interest - The Adviser.”

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Other than as described in this supplement, the Prospectus dated July 8, 2005 has not been changed or updated.